                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                       TENDER OF SHARES OF COMMON STOCK

                                      OF

                           Rhone-Poulenc Rorer Inc.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of common stock, without value per share (the "Shares"), of Rhone-Poulenc Rorer Inc., a Pennsylvania corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to ChaseMellon Shareholder Services, L.L.C., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1 under "THE TENDER OFFER" in the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary. See Section 3 under "THE TENDER OFFER" in the Offer to Purchase.

                       The Depositary for the Offer is:

                   ChaseMellon Shareholder Services, L.L.C.

     BY MAIL:         BY FACSIMILE          BY HAND:          BY OVERNIGHT
                      TRANSMISSION:                             COURIER:




    CHASEMELLON                            CHASEMELLON
    SHAREHOLDER       (FOR ELIGIBLE        SHAREHOLDER         CHASEMELLON
 SERVICES, L.L.C.  INSTITUTIONS ONLY)   SERVICES, L.L.C.       SHAREHOLDER
   P.O. BOX 3305     (201) 329-8936       120 BROADWAY,       SERVICES L.L.C.
 SOUTH HACKENSACK,                         13TH FLOOR       85 CHALLENGER ROAD
      NJ 07606                          NEW YORK, NY 10271   MAIL DROP REORG.
        ATTN:           CONFIRM BY            ATTN:               DEPT.
   REORGANIZATION       TELEPHONE:       REORGANIZATION      RIDGEFIELD PARK,
        DEPT.        (201) 296-4860           DEPT.              NJ 07660
                                                                   ATTN:
                                                              REORGANIZATION
                                                                   DEPT.

                                --------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to Rhone-Poulenc S.A., a societe anonyme organized under the laws of the Republic of France, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 22, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described under "The TENDER OFFER--
Section 3. Procedures for Accepting and Tendering Shares" in the Offer to Purchase.

Number of Shares: ___________________

                                          -------------------------------------


Certificate Nos. (If Available):          -------------------------------------
                                                Signature(s) of Holder(s)


-------------------------------------
                                          Dated:          , 1997

-------------------------------------

                                          Name(s) of Holders:

Please Check one box if Shares will
be delivered by book-entry transfer:

                                          -------------------------------------

                                                  Please Type or Print
[_] The Depository Trust Company


                                          -------------------------------------
[_] Philadelphia Depository Trust                        Address
Company


                                          -------------------------------------
Account No. _________________________                                  Zip Code

                                          -------------------------------------
                                             Area Code and Telephone Number


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

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm which is a member of the Medallion Signature Guarantee Program, guarantees to deliver to the Depositary, at one of its addresses set forth above, either Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three New York Stock Exchange, Inc. trading days of the date hereof.

---------------------------------             ---------------------------------
          Name of Firm                              Authorized Signature


---------------------------------             ---------------------------------
             Address                                        Title


---------------------------------        Name:_________________________________
                         Zip Code                   Please Type or Print


---------------------------------        Dated:_________________________ , 1997
   Area Code and Telephone No.

               DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
      SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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